Private Client Services FundsSM Supplement November 8, 2019

For the Capital Group Private Client Services Funds’ statutory prospectus and statement of additional information dated July 1, 2019, as supplemented to date.

Effective November 8, 2019, Capital Group Global Equity Fund, Capital Group International Equity Fund and Capital Group U.S. Equity Fund (collectively, the “Equity Funds”) are removed from the statutory prospectus and statement of additional information. The Equity Funds have been reorganized into new Delaware statutory trusts consistent with the information provided to you in the Prospectus Supplement dated September 23, 2019.

Keep this supplement with your statutory prospectus
and statement of additional information.

Lit. No. MFGEBS-362-1119O Printed in USA CGD/AFD/10039-S75526